Annual
Report

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                                                           DECEMBER 31, 2002


TEMPLETON DEVELOPING
MARKETS TRUST


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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]
MARK MOBIUS, PH.D.
PRESIDENT AND CHIEF EXECUTIVE
OFFICER - INVESTMENT MANAGEMENT
TEMPLETON DEVELOPING
MARKETS TRUST

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

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

SHAREHOLDER LETTER

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YOUR FUND'S GOAL: TEMPLETON DEVELOPING MARKETS TRUST SEEKS LONG-TERM CAPITAL
APPRECIATION. UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN SECURITIES OF DEVELOPING MARKET COUNTRIES.
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Dear Shareholder:

This annual report for Templeton Developing Markets Trust covers the fiscal year ended December 31, 2002. The 12 months under review brought challenges and some improvement for many emerging country economies and markets. The Latin American region began to recover from the aftermath of difficult political and economic events in Brazil and Argentina. Brazilian elections ended months of political uncertainty during which the country's stock market and currency suffered. The country's markets recovered as investor sentiment improved and Brazil's currency strengthened. President-elect Luiz Inacio Lula da Silva stressed his commitment to accelerating Brazil's economic recovery by combating inflation and controlling government spending. In Argentina, concerns focused on the country's shattered financial system. The International Monetary Fund (IMF) granted Argentina a third payment delay for 2002, which allowed the country to avoid defaulting on its IMF debt. Because Argentina needs to obtain additional IMF support,



CONTENTS

Shareholder Letter ..................   1

Performance Summary .................   8

Financial Highlights &
Statement of Investments ............  12

Financial Statements ................  23

Notes to
Financial Statements ................  27

Independent
Auditors' Report ....................  33

Board Members
and Officers ........................  34

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FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:
Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 17.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/02
Asia 48.8%
Europe 18.8%
Mid-East/Africa 17.3%
Latin America 12.9%
Short-Term Investments & Other Net Assets 2.2%

we expect the country to work toward implementing key reforms and improving its fiscal position. Additionally, many analysts expect the central bank's new president, Alfonso Prat Gay, to implement independent monetary policies, which we believe could improve the country's financial situation. In Mexico, the economy benefited from prudent fiscal and monetary policies and improving confidence in the region.

In Asia, many markets attracted foreign investment as a result of their competitive edge and strengthening economies. Countries such as China and South Korea attracted outsourcing contracts largely due to their manufacturing expertise and low costs. Citing South Korea's improving external payment situation, Moody's Investors Service, an independent rating agency, raised its outlook on the country's sovereign credit ratings to positive from stable and maintained its long-term foreign currency rating of A3. In addition, strong gross domestic product growth in 2002's second and third quarters, as well as other favorable macroeconomic indicators, appeared to help attract investment to South Korea. In an attempt to encourage capital investment and maintain the country's growth momentum, the government announced it would extend preferential tax rates to corporate capital investments until June 2003. Aimed at promoting bilateral trade between South Korea and Singapore, the two countries announced that negotiations for a free-trade agreement would soon begin, while South Korea and Chile agreed on a free-trade pact that would eliminate tariffs on major agricultural and industrial products. Chinese President Jiang

Zemin, in addition to discussing future economic policy, emphasized the need for continued political reforms, government accountability, reform for state-owned enterprises and strategies for combating corruption.

In a landmark decision, the European Union (EU) formally agreed upon enlarging the bloc to include 10 additional states in May 2004. These included Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia. In our opinion, these countries' economies should benefit from movement toward EU standards. Many analysts expect companies exposed to the effort for EU convergence to undergo consolidation and merger and acquisition activity, which should, in our opinion, generate greater investor interest. Additionally, with the Justice and Development Party's majority in the Turkish Assembly, that country's political situation looks set to improve, and markets there posted gains near year-end.

Within this environment, Templeton Developing Markets Trust's Class A shares posted a +1.68% cumulative total return for the 12 months ended December 31, 2002, as shown in the Performance Summary beginning on page 8. By comparison, the Fund's benchmarks, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index and S&P/International Finance Corporation (IFC) Investable Composite Index, posted cumulative total returns of -6.00% and -3.93% during the same period. 1





TOP 10 COUNTRIES
12/31/02

                  % OF TOTAL
                  NET ASSETS
--------------------------------

South Africa           16.7%

South Korea            14.9%

Hong Kong               8.2%

Brazil                  6.4%

Mexico                  5.3%

Turkey                  5.2%

China                   4.4%

Indonesia               4.3%

Singapore               4.1%

Thailand                3.5%



1. Source: Standard & Poor's Micropal. The unmanaged MSCI EMF Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, South Korea and Poland. The unmanaged S&P/IFC Investable Composite Index measures the performance of emerging market stocks. The S&P/IFC Investable Composite Index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China and South Korea. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
12/31/02

COMPANY
SECTOR/INDUSTRY,              % OF TOTAL
COUNTRY                       NET ASSETS
----------------------------------------------

Anglo American PLC               3.2%
METALS & MINING,
SOUTH AFRICA

SABMiller PLC                    3.1%
BEVERAGES, SOUTH AFRICA

PT Telekomunikasi
Indonesia TBK, B                 2.4%
DIVERSIFIED TELECOMMUNICATION
SERVICES, INDONESIA

Akbank                           2.4%
BANKS, TURKEY

Barloworld Ltd.                  2.1%
INDUSTRIAL CONGLOMERATES,
SOUTH AFRICA

Kimberly Clark de
Mexico SA de CV, A               2.1%
HOUSEHOLD PRODUCTS,
MEXICO

Korea Electric Power Corp.       1.9%
ELECTRIC UTILITIES,
SOUTH KOREA

Lukoil Holdings, ADR             1.9%
OIL & GAS, RUSSIA

San Miguel Corp., B              1.8%
BEVERAGES, PHILIPPINES

OMV AG                           1.7%
OIL & GAS, AUSTRIA



During the 12-month reporting period, the Fund's exposure to South Africa increased due to our Anglo American purchase and the rand's recovery, which contributed to higher U.S. dollar returns in our holdings there. We purchased shares in Anglo American because of its dominant market position, strong cash flows and capable management team. We believe investors can also take comfort in the government's sound fiscal management and an efficient central bank. Furthermore, we favor South African companies because we find they are generally well managed and enjoy not only a favorable domestic market, but also expanding demand in Africa and other parts of the world.

In Asia, we increased our exposure to South Korea as we expect the country's positive macroeconomic performance to allow companies to improve their profitability, thus leading to higher stock prices. On the other hand, we made selective sales in Taiwan as stocks reached our sell-price targets. Moreover, we reduced Fund exposure to Thailand's banking sector because of a relatively high number of non-performing loans.

In Latin America, with the political environment in Brazil showing signs of stabilizing, we expect equity markets to become more attractive as investors reevaluate Brazilian assets. Therefore, we took the opportunity to increase our exposure to stocks we deemed to be attractively valued. In addition, we increased exposure to Chile during the reporting period as a result of our investment in COPEC, a holding company that operates Chile's leading fuel distribution franchise.

In Europe, we increased our Hungary exposure through purchases in MOL, the largest, fully integrated petroleum company in central Europe, and Gedeon Richter, Hungary's largest pharmaceutical producer. We also purchased shares of Greece's Coca-Cola SA, Coca-Cola's second largest bottler in the world. In Russia, we increased our holdings in UES, the world's largest utility holding company.

Within the top 10 holdings, South Africa's Anglo American and Barloworld; South Korea's Korea Electric Power; Russia's Lukoil Holdings; San Miguel Corp. of the Philippines; and Austria's OMV replaced South Korea's Samsung Electronics; Brazilian companies Banco Bradesco and Centrais Eletricas Brasileiras (Eletrobras); Turkey's Tupras-Turkiye Petrol Rafineleri; Poland's Polski Koncern Naftowy Orlen; and Fraser & Neave of Singapore.

At year-end we note that completed elections in Brazil and Turkey resulted in investors' return from the sidelines, with stock markets embarking on an upward trend in the final quarter of 2002. We expect many emerging markets to continue experiencing positive macroeconomic trends, which should positively affect the stock markets. In addition, we believe progressive political changes leading to efficient and strong central governments could in turn attract foreign investment. Because a stable economic and political environment generally supports the investment climate, we believe if economic conditions and corporate profitability improve, these trends could benefit markets over the long term. As a result, we will continue to focus on Templeton's bottom-up, value approach in our search for bargain stocks, which we believe will allow the portfolio to benefit from a potential global economic recovery.

Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 410% in the last 15 years, but has suffered 7 quarterly declines of more than 15% each during that time. 2 While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.







2. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 12/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Hong Kong Index is market capitalization-weighted and measures the total returns of equity securities in Hong Kong.

The Fund's definition of "developing markets" as used by the Fund's manager may differ from the definition of the same term as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton Developing Markets Trust. We appreciate your confidence and welcome your comments.

Sincerely,

/S/SIGNATURE
Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Developing Markets Trust



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A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        12/31/02             12/31/01
-----------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.12         $10.00                $9.88
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.0498

CLASS B                        CHANGE        12/31/02             12/31/01
-----------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.05          $9.82                $9.77
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.0496

CLASS C                        CHANGE        12/31/02             12/31/01
-----------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.05          $9.78                $9.73
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.0497

CLASS R                        CHANGE        12/31/02              1/1/02
-----------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.05          $9.98                $9.93
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.0498

ADVISOR CLASS                  CHANGE        12/31/02             12/31/01
-----------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.17         $10.01                $9.84
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.0499




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

PERFORMANCE



CLASS A                              1-YEAR   5-YEAR    10-YEAR
---------------------------------------------------------------------
Cumulative Total Return 1            +1.68%  -19.56%   +42.92%
Average Annual Total Return 2        -4.14%   -5.39%    +3.02%
Value of $10,000 Investment 3        $9,586   $7,582   $13,471

                                                      INCEPTION
CLASS B                              1-YEAR   3-YEAR   (1/1/99)
---------------------------------------------------------------------
Cumulative Total Return 1            +0.98%  -36.01%    -3.89%
Average Annual Total Return 2        -3.02%  -14.69%    -1.73%
Value of $10,000 Investment 3        $9,698   $6,208    $9,325

                                                       INCEPTION
CLASS C                              1-YEAR   5-YEAR   (5/1/95)
---------------------------------------------------------------------
Cumulative Total Return 1            +0.98%  -22.23%   -13.55%
Average Annual Total Return 2        -1.04%   -5.10%    -2.01%
Value of $10,000 Investment 3        $9,896   $7,699    $8,560

                                                       INCEPTION
CLASS R                                       1-YEAR   (1/1/02)
---------------------------------------------------------------------
Cumulative Total Return 1                     +0.96%    +0.96%
Average Annual Total Return 2                 -0.04%    -0.04%
Value of $10,000 Investment 3                $ 9,996    $9,996

ADVISOR CLASS 4                      1-YEAR   5-YEAR    10-YEAR
---------------------------------------------------------------------
Cumulative Total Return 1            +2.20%  -18.19%   +45.44%
Average Annual Total Return 2        +2.20%   -3.93%    +3.82%
Value of $10,000 Investment 3       $10,220   $8,181   $14,544


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -25.84% and -4.86%.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.





[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Class A (1/1/93-12/31/02)
                 Templeton Developing S&P/IFC Investable     MSCI Emerging
                  Markets Trust        Composite Index 5    Markets Free Index 5
01/01/93                $9,426            $10,000                  $10,000
01/31/93                $9,894             $9,957                  $10,048
02/28/93               $10,755            $10,207                  $10,217
03/31/93               $10,590            $10,530                  $10,555
04/30/93               $11,092            $10,906                  $10,798
05/31/93               $11,701            $11,135                  $11,099
06/30/93               $12,042            $11,452                  $11,429
07/31/93               $12,000            $11,809                  $11,730
08/31/93               $13,056            $12,768                  $12,720
09/30/93               $13,569            $13,281                  $13,186
10/31/93               $14,124            $14,426                  $14,369
11/30/93               $14,850            $15,341                  $15,005
12/31/93               $16,447            $17,961                  $17,486
01/31/94               $16,781            $18,083                  $17,804
02/28/94               $16,415            $17,616                  $17,487
03/31/94               $15,755            $15,835                  $15,904
04/30/94               $15,126            $15,534                  $15,586
05/31/94               $15,115            $15,901                  $16,119
06/30/94               $14,866            $15,335                  $15,674
07/31/94               $15,386            $16,438                  $16,649
08/31/94               $16,285            $18,550                  $18,716
09/30/94               $16,437            $19,012                  $18,929
10/31/94               $16,058            $18,384                  $18,588
11/30/94               $15,484            $17,695                  $17,622
12/31/94               $15,036            $15,805                  $16,207
01/31/95               $14,184            $13,695                  $14,482
02/28/95               $14,139            $13,521                  $14,112
03/31/95               $14,297            $13,482                  $14,202
04/30/95               $14,770            $14,048                  $14,840
05/31/95               $15,277            $14,579                  $15,629
06/30/95               $15,322            $14,664                  $15,676
07/31/95               $15,976            $15,130                  $16,027
08/31/95               $15,559            $14,723                  $15,649
09/30/95               $15,536            $14,611                  $15,575
10/31/95               $15,007            $14,060                  $14,979
11/30/95               $14,838            $13,990                  $14,712
12/31/95               $15,090            $14,477                  $15,365
01/31/96               $16,563            $15,710                  $16,458
02/29/96               $16,487            $15,346                  $16,196
03/31/96               $16,556            $15,567                  $16,322
04/30/96               $17,104            $16,196                  $16,975
05/31/96               $17,383            $16,053                  $16,899
06/30/96               $17,488            $16,241                  $17,004
07/31/96               $16,696            $15,176                  $15,842
08/31/96               $17,034            $15,645                  $16,248
09/30/96               $17,395            $15,876                  $16,389
10/31/96               $17,453            $15,535                  $15,952
11/30/96               $18,058            $15,765                  $16,220
12/31/96               $18,486            $15,834                  $16,293
01/31/97               $19,891            $16,954                  $17,404
02/28/97               $20,472            $17,781                  $18,149
03/31/97               $20,050            $17,343                  $17,671
04/30/97               $20,255            $17,050                  $17,703
05/31/97               $21,304            $17,630                  $18,209
06/30/97               $22,209            $18,392                  $19,184
07/31/97               $23,150            $18,570                  $19,470
08/31/97               $21,123            $16,201                  $16,993
09/30/97               $22,293            $16,727                  $17,464
10/31/97               $18,083            $13,977                  $14,598
11/30/97               $16,889            $13,315                  $14,065
12/31/97               $16,746            $13,504                  $14,404
01/31/98               $15,270            $12,615                  $13,275
02/28/98               $16,862            $13,903                  $14,661
03/31/98               $17,643            $14,448                  $15,297
04/30/98               $17,708            $14,484                  $15,130
05/31/98               $15,307            $12,678                  $13,057
06/30/98               $13,806            $11,382                  $11,688
07/31/98               $13,898            $11,835                  $12,058
08/31/98               $10,479             $8,508                   $8,572
09/30/98               $10,975             $8,919                   $9,116
10/31/98               $12,593             $9,944                  $10,075
11/30/98               $13,976            $10,693                  $10,914
12/31/98               $13,612            $10,533                  $10,756
01/31/99               $12,845            $10,278                  $10,582
02/28/99               $12,924            $10,461                  $10,685
03/31/99               $14,801            $11,681                  $12,093
04/30/99               $17,563            $13,274                  $13,589
05/31/99               $17,180            $13,036                  $13,510
06/30/99               $18,567            $14,457                  $15,044
07/31/99               $17,722            $14,250                  $14,635
08/31/99               $16,942            $14,404                  $14,768
09/30/99               $16,308            $14,004                  $14,269
10/31/99               $16,796            $14,242                  $14,573
11/30/99               $17,999            $15,522                  $15,880
12/31/99               $20,629            $17,602                  $17,900
01/31/00               $19,677            $17,600                  $18,007
02/29/00               $18,951            $17,586                  $18,245
03/31/00               $19,152            $17,838                  $18,334
04/30/00               $17,547            $15,992                  $16,596
05/31/00               $16,207            $15,566                  $15,911
06/30/00               $17,401            $16,011                  $16,471
07/31/00               $16,711            $15,240                  $15,624
08/31/00               $17,016            $15,301                  $15,701
09/30/00               $15,319            $13,933                  $14,330
10/31/00               $14,032            $12,801                  $13,291
11/30/00               $13,289            $11,674                  $12,129
12/31/00               $14,059            $12,012                  $12,422
01/31/01               $15,692            $13,554                  $14,132
02/28/01               $14,523            $12,511                  $13,026
03/31/01               $13,164            $11,432                  $11,747
04/30/01               $13,763            $12,109                  $12,327
05/31/01               $14,269            $12,476                  $12,474
06/30/01               $14,202            $12,250                  $12,218
07/31/01               $13,324            $11,414                  $11,446
08/31/01               $13,351            $11,258                  $11,332
09/30/01               $11,633             $9,513                   $9,578
10/31/01               $11,980            $10,103                  $10,173
11/30/01               $12,712            $11,287                  $11,235
12/31/01               $13,248            $12,226                  $12,127
01/31/02               $13,959            $12,663                  $12,538
02/28/02               $13,986            $12,907                  $12,744
03/31/02               $14,764            $13,807                  $13,511
04/30/02               $15,236            $13,934                  $13,599
05/31/02               $15,168            $13,694                  $13,382
06/30/02               $14,225            $12,716                  $12,379
07/31/02               $13,444            $11,911                  $11,437
08/31/02               $13,404            $12,066                  $11,613
09/30/02               $12,393            $10,726                  $10,360
10/31/02               $12,716            $11,415                  $11,032
11/30/02               $13,727            $12,208                  $11,791
12/31/02               $13,471            $11,746                  $11,400

AVERAGE ANNUAL TOTAL RETURN

CLASS A             12/31/02
-----------------------------------------
1-Year                -4.14%

5-Year                -5.39%

10-Year               +3.02%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Class B (1/1/99-12/31/02)
               Templeton Developing  S&P/IFC Investable      MSCI Emerging
                Markets Trust        Composite Index 5    Markets Free Index 5
01/01/99             $10,000            $10,000                  $10,000
01/31/99              $9,417             $9,758                   $9,839
02/28/99              $9,476             $9,932                   $9,934
03/31/99             $10,835            $11,091                  $11,244
04/30/99             $12,854            $12,602                  $12,635
05/31/99             $12,563            $12,377                  $12,561
06/30/99             $13,573            $13,726                  $13,987
07/31/99             $12,942            $13,530                  $13,607
08/31/99             $12,369            $13,676                  $13,730
09/30/99             $11,893            $13,296                  $13,266
10/31/99             $12,233            $13,522                  $13,549
11/30/99             $13,107            $14,737                  $14,764
12/31/99             $15,019            $16,712                  $16,642
01/31/00             $14,311            $16,710                  $16,742
02/29/00             $13,777            $16,697                  $16,963
03/31/00             $13,916            $16,936                  $17,046
04/30/00             $12,739            $15,183                  $15,430
05/31/00             $11,756            $14,779                  $14,793
06/30/00             $12,622            $15,202                  $15,314
07/31/00             $12,116            $14,469                  $14,527
08/31/00             $12,330            $14,527                  $14,598
09/30/00             $11,094            $13,228                  $13,323
10/31/00             $10,160            $12,154                  $12,357
11/30/00              $9,615            $11,083                  $11,277
12/31/00             $10,160            $11,405                  $11,549
01/31/01             $11,347            $12,869                  $13,140
02/28/01             $10,481            $11,878                  $12,111
03/31/01              $9,498            $10,854                  $10,921
04/30/01              $9,926            $11,497                  $11,461
05/31/01             $10,286            $11,845                  $11,597
06/30/01             $10,228            $11,631                  $11,360
07/31/01              $9,595            $10,836                  $10,642
08/31/01              $9,605            $10,689                  $10,536
09/30/01              $8,369             $9,032                   $8,905
10/31/01              $8,613             $9,592                   $9,458
11/30/01              $9,138            $10,716                  $10,446
12/31/01              $9,518            $11,608                  $11,275
01/31/02             $10,015            $12,022                  $11,657
02/28/02             $10,034            $12,254                  $11,849
03/31/02             $10,589            $13,109                  $12,562
04/30/02             $10,922            $13,229                  $12,643
05/31/02             $10,863            $13,002                  $12,442
06/30/02             $10,188            $12,073                  $11,509
07/31/02              $9,620            $11,309                  $10,633
08/31/02              $9,591            $11,456                  $10,797
09/30/02              $8,857            $10,183                   $9,632
10/31/02              $9,082            $10,838                  $10,257
11/30/02              $9,806            $11,590                  $10,963
12/31/02              $9,325            $11,152                  $10,599

AVERAGE ANNUAL TOTAL RETURN

CLASS B             12/31/02
------------------------------------------
1-Year                -3.02%

3-Year               -14.69%

Since Inception
(1/1/99)              -1.73%



Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Class C (5/1/95-12/31/02)
                 Templeton Developing  S&P/IFC Investable     MSCI Emerging
                  Markets Trust        Composite Index 5    Markets Free Index 5
05/01/95                $9,902               $10,000               $10,000
05/31/95               $10,242               $10,378               $10,532
06/30/95               $10,265               $10,438               $10,564
07/31/95               $10,695               $10,770               $10,800
08/31/95               $10,408               $10,480               $10,545
09/30/95               $10,385               $10,401               $10,496
10/31/95               $10,015               $10,009               $10,094
11/30/95                $9,909                $9,959                $9,914
12/31/95               $10,070               $10,305               $10,354
01/31/96               $11,042               $11,183               $11,090
02/29/96               $10,983               $10,924               $10,914
03/31/96               $11,022               $11,081               $10,999
04/30/96               $11,381               $11,529               $11,439
05/31/96               $11,561               $11,427               $11,388
06/30/96               $11,623               $11,561               $11,458
07/31/96               $11,085               $10,803               $10,676
08/31/96               $11,311               $11,136               $10,949
09/30/96               $11,538               $11,301               $11,044
10/31/96               $11,577               $11,058               $10,749
11/30/96               $11,967               $11,222               $10,930
12/31/96               $12,244               $11,271               $10,979
01/31/97               $13,166               $12,068               $11,728
02/28/97               $13,538               $12,657               $12,230
03/31/97               $13,256               $12,346               $11,908
04/30/97               $13,377               $12,137               $11,930
05/31/97               $14,062               $12,550               $12,271
06/30/97               $14,650               $13,092               $12,927
07/31/97               $15,271               $13,219               $13,120
08/31/97               $13,917               $11,532               $11,451
09/30/97               $14,682               $11,907               $11,768
10/31/97               $11,902                $9,949                $9,837
11/30/97               $11,112                $9,478                $9,478
12/31/97               $11,007                $9,612                $9,707
01/31/98               $10,036                $8,980                $8,946
02/28/98               $11,076                $9,897                $9,879
03/31/98               $11,577               $10,285               $10,308
04/30/98               $11,612               $10,310               $10,196
05/31/98               $10,043                $9,025                $8,799
06/30/98                $9,056                $8,102                $7,876
07/31/98                $9,099                $8,425                $8,126
08/31/98                $6,854                $6,057                $5,777
09/30/98                $7,184                $6,349                $6,143
10/31/98                $8,241                $7,079                $6,790
11/30/98                $9,134                $7,612                $7,355
12/31/98                $8,894                $7,498                $7,248
01/31/99                $8,389                $7,316                $7,131
02/28/99                $8,432                $7,446                $7,200
03/31/99                $9,652                $8,315                $8,149
04/30/99               $11,455                $9,449                $9,157
05/31/99               $11,185                $9,280                $9,104
06/30/99               $12,091               $10,291               $10,138
07/31/99               $11,525               $10,144                $9,862
08/31/99               $11,011               $10,253                $9,952
09/30/99               $10,593                $9,968                $9,615
10/31/99               $10,906               $10,138                $9,820
11/30/99               $11,682               $11,049               $10,701
12/31/99               $13,380               $12,530               $12,062
01/31/00               $12,753               $12,529               $12,135
02/29/00               $12,274               $12,519               $12,295
03/31/00               $12,405               $12,698               $12,355
04/30/00               $11,351               $11,383               $11,184
05/31/00               $10,480               $11,081               $10,722
06/30/00               $11,246               $11,397               $11,099
07/31/00               $10,793               $10,848               $10,529
08/31/00               $10,993               $10,891               $10,580
09/30/00                $9,887                $9,918                $9,657
10/31/00                $9,051                $9,112                $8,957
11/30/00                $8,572                $8,310                $8,174
12/31/00                $9,051                $8,551                $8,371
01/31/01               $10,105                $9,649                $9,523
02/28/01                $9,347                $8,906                $8,778
03/31/01                $8,467                $8,138                $7,916
04/30/01                $8,851                $8,620                $8,307
05/31/01                $9,164                $8,881                $8,406
06/30/01                $9,121                $8,720                $8,233
07/31/01                $8,546                $8,125                $7,713
08/31/01                $8,563                $8,014                $7,637
09/30/01                $7,457                $6,772                $6,454
10/31/01                $7,675                $7,192                $6,855
11/30/01                $8,145                $8,035                $7,571
12/31/01                $8,477                $8,703                $8,172
01/31/02                $8,930                $9,014                $8,449
02/28/02                $8,939                $9,188                $8,588
03/31/02                $9,436                $9,828                $9,105
04/30/02                $9,733                $9,919                $9,164
05/31/02                $9,689                $9,748                $9,018
06/30/02                $9,077                $9,052                $8,342
07/31/02                $8,578                $8,479                $7,707
08/31/02                $8,543                $8,589                $7,826
09/30/02                $7,895                $7,635                $6,981
10/31/02                $8,096                $8,126                $7,434
11/30/02                $8,744                $8,690                $7,946
12/31/02                $8,560                $8,361                $7,682

AVERAGE ANNUAL TOTAL RETURN

CLASS C             12/31/02
----------------------------------------
1-Year                    -1.04%

5-Year                    -5.10%

Since Inception (5/1/95)  -2.01%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Class R (1/1/02-12/31/02)
               Templeton Developing   S&P/IFC Investable     MSCI Emerging
                Markets Trust         Composite Index 5    Markets Free Index 5
1/1/02              $10,000                $10,000              $10,000
1/31/02             $10,483                $10,357              $10,339
2/28/02             $10,503                $10,557              $10,509
3/31/02             $11,097                $11,293              $11,141
4/30/02             $11,441                $11,397              $11,214
5/31/02             $11,391                $11,201              $11,035
6/30/02             $10,683                $10,401              $10,208
7/31/02             $10,096                 $9,742               $9,431
8/31/02             $10,066                 $9,869               $9,576
9/30/02              $9,307                 $8,773               $8,543
10/31/02             $9,539                 $9,337               $9,097
11/30/02            $10,308                 $9,985               $9,723
12/31/02             $9,996                 $9,607               $9,400

AVERAGE ANNUAL TOTAL RETURN

CLASS R             12/31/02
------------------------------------
1-Year                   -0.04%

Since Inception (1/1/02) -0.04%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Advisor Class (1/1/93-12/31/02) 4
              Templeton Developing   S&P/IFC Investable        MSCI Emerging
                  Markets Trust       Composite Index 5     Markets Free Index 5
01/01/93             $10,000              $10,000                  $10,000
01/31/93             $10,497               $9,957                  $10,048
02/28/93             $11,411              $10,207                  $10,217
03/31/93             $11,237              $10,530                  $10,555
04/30/93             $11,769              $10,906                  $10,798
05/31/93             $12,415              $11,135                  $11,099
06/30/93             $12,778              $11,452                  $11,429
07/31/93             $12,733              $11,809                  $11,730
08/31/93             $13,855              $12,768                  $12,720
09/30/93             $14,398              $13,281                  $13,186
10/31/93             $14,987              $14,426                  $14,369
11/30/93             $15,757              $15,341                  $15,005
12/31/93             $17,451              $17,961                  $17,486
01/31/94             $17,806              $18,083                  $17,804
02/28/94             $17,417              $17,616                  $17,487
03/31/94             $16,717              $15,835                  $15,904
04/30/94             $16,050              $15,534                  $15,586
05/31/94             $16,039              $15,901                  $16,119
06/30/94             $15,774              $15,335                  $15,674
07/31/94             $16,326              $16,438                  $16,649
08/31/94             $17,282              $18,550                  $18,716
09/30/94             $17,442              $19,012                  $18,929
10/31/94             $17,039              $18,384                  $18,588
11/30/94             $16,429              $17,695                  $17,622
12/31/94             $15,955              $15,805                  $16,207
01/31/95             $15,052              $13,695                  $14,482
02/28/95             $15,003              $13,521                  $14,112
03/31/95             $15,171              $13,482                  $14,202
04/30/95             $15,674              $14,048                  $14,840
05/31/95             $16,211              $14,579                  $15,629
06/30/95             $16,258              $14,664                  $15,676
07/31/95             $16,951              $15,130                  $16,027
08/31/95             $16,508              $14,723                  $15,649
09/30/95             $16,485              $14,611                  $15,575
10/31/95             $15,923              $14,060                  $14,979
11/30/95             $15,743              $13,990                  $14,712
12/31/95             $16,011              $14,477                  $15,365
01/31/96             $17,573              $15,710                  $16,458
02/29/96             $17,493              $15,346                  $16,196
03/31/96             $17,566              $15,567                  $16,322
04/30/96             $18,148              $16,196                  $16,975
05/31/96             $18,443              $16,053                  $16,899
06/30/96             $18,554              $16,241                  $17,004
07/31/96             $17,713              $15,176                  $15,842
08/31/96             $18,071              $15,645                  $16,248
09/30/96             $18,454              $15,876                  $16,389
10/31/96             $18,515              $15,535                  $15,952
11/30/96             $19,158              $15,765                  $16,220
12/31/96             $19,612              $15,834                  $16,293
01/31/97             $21,061              $16,954                  $17,404
02/28/97             $21,676              $17,781                  $18,149
03/31/97             $21,243              $17,343                  $17,671
04/30/97             $21,459              $17,050                  $17,703
05/31/97             $22,571              $17,630                  $18,209
06/30/97             $23,541              $18,392                  $19,184
07/31/97             $24,537              $18,570                  $19,470
08/31/97             $22,390              $16,201                  $16,993
09/30/97             $23,642              $16,727                  $17,464
10/31/97             $19,185              $13,977                  $14,598
11/30/97             $17,921              $13,315                  $14,065
12/31/97             $17,776              $13,504                  $14,404
01/31/98             $16,208              $12,615                  $13,275
02/28/98             $17,899              $13,903                  $14,661
03/31/98             $18,742              $14,448                  $15,297
04/30/98             $18,798              $14,484                  $15,130
05/31/98             $16,260              $12,678                  $13,057
06/30/98             $14,667              $11,382                  $11,688
07/31/98             $14,763              $11,835                  $12,058
08/31/98             $11,132               $8,508                   $8,572
09/30/98             $11,673               $8,919                   $9,116
10/31/98             $13,406               $9,944                  $10,075
11/30/98             $14,875              $10,693                  $10,914
12/31/98             $14,493              $10,533                  $10,756
01/31/99             $13,676              $10,278                  $10,582
02/28/99             $13,760              $10,461                  $10,685
03/31/99             $15,762              $11,681                  $12,093
04/30/99             $18,708              $13,274                  $13,589
05/31/99             $18,314              $13,036                  $13,510
06/30/99             $19,793              $14,457                  $15,044
07/31/99             $18,891              $14,250                  $14,635
08/31/99             $18,060              $14,404                  $14,768
09/30/99             $17,397              $14,004                  $14,269
10/31/99             $17,905              $14,242                  $14,573
11/30/99             $19,201              $15,522                  $15,880
12/31/99             $22,020              $17,602                  $17,900
01/31/00             $21,005              $17,600                  $18,007
02/29/00             $20,230              $17,586                  $18,245
03/31/00             $20,454              $17,838                  $18,334
04/30/00             $18,738              $15,992                  $16,596
05/31/00             $17,320              $15,566                  $15,911
06/30/00             $18,596              $16,011                  $16,471
07/31/00             $17,873              $15,240                  $15,624
08/31/00             $18,212              $15,301                  $15,701
09/30/00             $16,382              $13,933                  $14,330
10/31/00             $15,021              $12,801                  $13,291
11/30/00             $14,226              $11,674                  $12,129
12/31/00             $15,047              $12,012                  $12,422
01/31/01             $16,815              $13,554                  $14,132
02/28/01             $15,545              $12,511                  $13,026
03/31/01             $14,100              $11,432                  $11,747
04/30/01             $14,758              $12,109                  $12,327
05/31/01             $15,301              $12,476                  $12,474
06/30/01             $15,229              $12,250                  $12,218
07/31/01             $14,285              $11,414                  $11,446
08/31/01             $14,314              $11,258                  $11,332
09/30/01             $12,483               $9,513                   $9,578
10/31/01             $12,855              $10,103                  $10,173
11/30/01             $13,656              $11,287                  $11,235
12/31/01             $14,228              $12,226                  $12,127
01/31/02             $14,995              $12,663                  $12,538
02/28/02             $15,023              $12,907                  $12,744
03/31/02             $15,877              $13,807                  $13,511
04/30/02             $16,385              $13,934                  $13,599
05/31/02             $16,313              $13,694                  $13,382
06/30/02             $15,311              $12,716                  $12,379
07/31/02             $14,469              $11,911                  $11,437
08/31/02             $14,440              $12,066                  $11,613
09/30/02             $13,350              $10,726                  $10,360
10/31/02             $13,713              $11,415                  $11,032
11/30/02             $14,832              $12,208                  $11,791
12/31/02             $14,544              $11,746                  $11,400

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS 4     12/31/02
-------------------------------------
1-Year                +2.20%

5-Year                -3.93%

10-Year               +3.82%



5. Source: Standard & Poor's Micropal. The S&P/IFC Investable Composite Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China and South Korea. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, South Korea and Poland.


Past performance does not guarantee future results.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights

                                                                                   CLASS A
                                                         -------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                               2002       2001       2000      1999      1998
                                                         -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................       $9.88     $10.59     $15.61     $10.30     $12.94
                                                         -------------------------------------------------------
Income from investment operations:
 Net investment income ................................         .10        .11        .07        .06        .17
 Net realized and unrealized gains (losses) ...........         .07       (.72)     (5.03)      5.25      (2.57)
                                                         -------------------------------------------------------
Total from investment operations ......................         .17       (.61)     (4.96)      5.31      (2.40)
                                                         -------------------------------------------------------
Less distributions from:
 Net investment income ................................        (.05)      (.10)      (.06)        --       (.19)
 Net realized gains ...................................          --         --         --         --       (.05)
                                                         -------------------------------------------------------
Total distributions ...................................        (.05)      (.10)      (.06)        --       (.24)
                                                         -------------------------------------------------------
Net asset value, end of year ..........................      $10.00      $9.88     $10.59     $15.61     $10.30
                                                         =======================================================
Total return* .........................................       1.68%    (5.76)%   (31.85)%     51.55%   (18.72)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $1,168,340 $1,221,011 $1,507,936 $2,958,324 $2,172,954
Ratios to average net assets:
 Expenses .............................................       2.24%      2.21%      2.09%      2.02%      2.11%
 Net investment income ................................        .96%      1.07%       .56%       .45%      1.40%
Portfolio turnover rate ...............................      49.05%     61.45%     69.37%     45.82%     37.51%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                                                        CLASS B
                                                                       ---------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                       ---------------------------------------
                                                                          2002      2001      2000      1999 +
                                                                       ---------------------------------------
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................      $9.77    $10.44    $15.47    $10.30
                                                                       ---------------------------------------
Income from investment operations:
 Net investment income (loss) .....................................        .03       .04      (.02)     (.06)
 Net realized and unrealized gains (losses) .......................        .07      (.70)    (4.98)     5.23
                                                                       ---------------------------------------
Total from investment operations ..................................        .10      (.66)    (5.00)     5.17
                                                                       ---------------------------------------
Less distributions from net investment income .....................       (.05)     (.01)     (.03)       --
                                                                       ---------------------------------------
Net asset value, end of year ......................................      $9.82     $9.77    $10.44    $15.47
                                                                       =======================================
Total return* .....................................................       .98%   (6.32)%  (32.36)%    50.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................    $12,377   $11,027   $11,508   $13,862
Ratios to average net assets:
 Expenses .........................................................      2.88%     2.86%     2.77%     2.76%
 Net investment income (loss) .....................................       .32%      .42%    (.13)%    (.47)%
Portfolio turnover rate ...........................................     49.05%    61.45%    69.37%    45.82%



*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                                                  CLASS C
                                                           --------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------
                                                              2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $9.73    $10.39     $15.36    $10.21    $12.81
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...........................       .03       .04       (.01)     (.03)      .07
 Net realized and unrealized gains (losses) .............       .08      (.70)     (4.96)     5.18     (2.51)
                                                           --------------------------------------------------
Total from investment operations ........................       .11      (.66)     (4.97)     5.15     (2.44)
                                                           --------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.05)       --**       --        --      (.11)
 Net realized gains .....................................        --        --         --        --      (.05)
                                                           --------------------------------------------------
Total distributions .....................................      (.05)       --         --        --      (.16)
                                                           --------------------------------------------------
Net asset value, end of year ............................     $9.79     $9.73     $10.39    $15.36    $10.21
                                                           ==================================================
Total return* ...........................................      .98%   (6.34)%   (32.36)%    50.44%  (19.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $127,808  $139,099   $188,379  $385,584  $294,588
Ratios to average net assets:
 Expenses ...............................................     2.89%     2.86%      2.76%     2.73%     2.78%
 Net investment income (loss) ...........................      .31%      .43%     (.11)%    (.26)%      .76%
Portfolio turnover rate .................................    49.05%    61.45%     69.37%    45.82%    37.51%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
**Actual distribution from net investment income was $.001.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                               CLASS R
                                                         -------------------
                                                            PERIOD ENDED
                                                         DECEMBER 31, 2002 +
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................              $9.93
                                                         -------------------
Income from investment operations:
 Net investment income ................................                .03
 Net realized and unrealized gains ....................                .07
                                                         -------------------
Total from investment operations ......................                .10
                                                         -------------------
Less distributions from net investment income .........               (.05)
                                                         -------------------
Net asset value, end of period ........................              $9.98
                                                         ===================
Total return* .........................................               .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................               $381
Ratios to average net assets:
 Expenses .............................................              2.39%**
 Net investment income ................................               .81%**
Portfolio turnover rate ...............................             49.05%


*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
**Annualized.
+Effective date of Class R shares was January 2, 2002.
++Based on average weighted shares outstanding.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                                              ADVISOR CLASS
                                                           --------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $9.84    $10.55     $15.62    $10.28    $12.93
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .12       .14        .11       .09       .23
 Net realized and unrealized gains (losses) .............       .10      (.71)     (5.03)     5.25     (2.60)
                                                           --------------------------------------------------
Total from investment operations ........................       .22      (.57)     (4.92)     5.34     (2.37)
                                                           --------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.05)     (.14)      (.15)       --      (.23)
 Net realized gains .....................................        --        --         --        --      (.05)
                                                           --------------------------------------------------
Total distributions .....................................      (.05)     (.14)      (.15)       --      (.28)
                                                           --------------------------------------------------
Net asset value, end of year ............................    $10.01     $9.84     $10.55    $15.62    $10.28
                                                           ==================================================
Total return* ...........................................     2.20%   (5.43)%   (31.67)%    51.95%  (18.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $130,459   $81,320   $115,144  $190,341  $115,494
Ratios to average net assets:
 Expenses ...............................................     1.89%     1.87%      1.77%     1.74%     1.78%
 Net investment income ..................................     1.31%     1.40%       .88%      .72%     1.82%
Portfolio turnover rate .................................    49.05%    61.45%     69.37%    45.82%    37.51%

*Total return is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.


                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002

                                                                   INDUSTRY              SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 93.0%
     ARGENTINA .9%
    *Molinos Rio de la Plata SA, B ..............                Food Products          5,505,955        $    7,837,600
     Quilmes Industrial SA, B, ADR ..............                  Beverages              797,455             4,968,145
                                                                                                         ---------------
                                                                                                             12,805,745
                                                                                                         ---------------
     AUSTRIA 3.0%
     BBAG Oesterreichische Brau-Beteiligungs AG .                  Beverages               43,354             3,025,449
     Erste Bank der Oester Sparkassen AG ........                    Banks                 83,316             5,608,724
     Mayr-Melnhof Karton AG .....................           Containers & Packaging         61,770             4,569,890
     OMV AG .....................................                  Oil & Gas              252,140            24,760,749
     Wienerberger Baustoffindustrie AG ..........              Building Products          321,868             5,725,145
                                                                                                         ---------------
                                                                                                             43,689,957
                                                                                                         ---------------
     BRAZIL 2.3%
     Centrais Eletricas Brasileiras SA (Non-Taxable)          Electric Utilities      136,980,000               913,200
     Centrais Eletricas Brasileiras SA (Taxable)              Electric Utilities      810,383,000             5,402,556
     Cia de Bebidas das Americas (AmBev) ........                  Beverages               80,000                10,802
     Cia Vale do Rio Doce, ADR ..................               Metals & Mining           214,494             6,201,022
     Embraer-Empresa Brasileira de
       Aeronautica SA (Non-Taxable) .............             Aerospace & Defense           5,000                18,079
     Embraer-Empresa Brasileira de
       Aeronautica SA (Taxable) .................             Aerospace & Defense         235,000               849,718
     Embraer-Empresa Brasileira de Aeronautica SA, ADR        Aerospace & Defense         414,686             6,593,507
     Souza Cruz SA (Non-Taxable) ................                   Tobacco             1,370,800             6,900,468
     Souza Cruz SA (Taxable) ....................                   Tobacco                17,600                88,597
     Unibanco Uniao de Bancos Brasileiros SA, GDR                    Banks                550,400             6,026,880
                                                                                                         ---------------
                                                                                                             33,004,829
                                                                                                         ---------------
     CHILE .2%
     Cia de Petroleos de Chile SA ...............          Industrial Conglomerates       825,781             2,935,206
                                                                                                         ---------------
     CHINA 4.4%
     Beijing Datang Power Generation Co. Ltd., H              Electric Utilities          778,000               251,906
                                                                   Wireless
    *China Mobile (Hong Kong) Ltd. ..............        Telecommunication Services     4,204,000            10,000,090
     China Petroleum & Chemical Corp., H ........                  Oil & Gas          115,110,000            19,336,667
     China Resources Enterprise Ltd. ............                Distributors          13,946,000            12,339,457
     China Shipping Development Co. Ltd., H .....                   Marine              9,910,000             2,071,374
     Guangshen Railway Co. Ltd., H ..............                 Road & Rail          16,064,000             2,719,098
     People's Food Holdings Ltd. ................            Food & Drug Retailing      8,589,000             3,664,376
     PetroChina Co. Ltd., H .....................                  Oil & Gas           41,551,000             8,258,676
     Qingling Motors Co. Ltd., H ................                 Automobiles          13,326,000             1,555,029
     Travelsky Technology Ltd., H ...............     Commercial Services & Supplies    3,724,000             2,578,699
                                                                                                         ---------------
                                                                                                             62,775,372
                                                                                                         ---------------
     CROATIA .9%
     Pliva D D, GDR, Reg S ......................               Pharmaceuticals           898,050            12,887,017
                                                                                                         ---------------
     CZECH REPUBLIC .2%
     Philip Morris CR AS ........................                   Tobacco                 5,602             2,076,043
    *Unipetrol ..................................                  Chemicals              789,000               890,537
                                                                                                         ---------------
                                                                                                              2,966,580
                                                                                                         ---------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                   INDUSTRY              SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     EGYPT .3%
     Commercial International Bank Ltd. ........                     Banks                751,645        $    4,384,866
                                                                                                         ---------------
     GREECE .9%
     Coca-Cola Hellenic Bottling Co. SA ........                   Beverages              570,700             7,929,300
     Hellenic Telecommunications                                  Diversified
       Organization SA .........................          Telecommunication Services      398,910             4,395,449
                                                                                                         ---------------
                                                                                                             12,324,749
                                                                                                         ---------------
     HONG KONG 8.2%
     Beijing Enterprises Holdings Ltd. .........           Industrial Conglomerates     4,282,000             3,898,543
     Cheung Kong Holdings Ltd. .................                  Real Estate           1,924,000            12,520,982
     Cheung Kong Infrastructure Holdings Ltd. ..            Construction Materials      2,174,000             3,721,672
     China Merchants Holdings
       International Co. Ltd. ..................           Industrial Conglomerates    17,811,000            12,447,499
     China Travel International Investment
       Hong Kong Ltd. ..........................        Hotels Restaurants & Leisure   18,466,000             2,912,562
     Citic Pacific Ltd. ........................           Industrial Conglomerates    10,955,500            20,229,818
     Cosco Pacific Ltd. ........................       Transportation Infrastructure   20,694,000            16,983,285
     Dairy Farm International Holdings Ltd. ....             Food & Drug Retailing     12,262,554            11,649,426
     Giordano International Ltd. ...............               Specialty Retail         8,456,000             3,307,212
     Hang Lung Group Ltd. ......................                  Real Estate           7,058,000             5,792,405
     Henderson Investment Ltd. .................                  Real Estate           7,154,000             6,605,090
     Henderson Land Development Co. Ltd. .......                  Real Estate             928,000             2,784,589
     Hutchison Whampoa Ltd. ....................           Industrial Conglomerates       381,000             2,384,197
     MTR Corp. Ltd. ............................                  Road & Rail           6,691,716             7,079,274
     Shanghai Industrial Holdings Ltd. .........           Industrial Conglomerates     4,283,000             5,904,101
                                                                                                         ---------------
                                                                                                            118,220,655
                                                                                                         ---------------
     HUNGARY 2.9%
     Egis RT ...................................                Pharmaceuticals            49,150             3,038,944
     Gedeon Richter Ltd. .......................                Pharmaceuticals           222,259            14,681,492
                                                                  Diversified
     Matav RT ..................................          Telecommunication Services      721,950             2,617,274
     MOL Magyar Olaj-Es Gazipari RT ............                   Oil & Gas              947,625            22,108,861
                                                                                                         ---------------
                                                                                                             42,446,571
                                                                                                         ---------------
     INDIA 2.8%
     Bharat Heavy Electricals Ltd. .............             Electrical Equipment       1,254,084             4,514,179
     Bharat Petroleum Corp. Ltd. ...............                   Oil & Gas              279,681             1,264,251
     Dr. Reddy's Laboratories Ltd. .............                Pharmaceuticals           171,120             3,205,244
     Grasim Industries Ltd. ....................           Industrial Conglomerates     1,715,748            11,280,283
     Hindalco Industries Inc. ..................                Metals & Mining           167,820             2,052,164
     Hindustan Petroleum Corp. Ltd. ............                   Oil & Gas              147,000               882,766
     ITC Ltd. ..................................                    Tobacco               860,188            11,847,094
                                                                 Diversified
     Mahanagar Telephone Nigam Ltd. ............          Telecommunication Services    2,624,297             5,191,128
                                                                                                         ---------------
                                                                                                             40,237,109
                                                                                                         ---------------
     INDONESIA 4.3%
     PT Gudang Garam TBK .......................                    Tobacco             9,114,750             8,452,785
     PT Indofoods Sukses Makmur TBK ............                 Food Products         57,640,150             3,864,144
                                                                 Diversified
     PT Indosat (Persero) TBK ..................          Telecommunication Services   13,950,750            14,418,373
                                                                 Diversified
     PT Telekomunikasi Indonesia TBK, B ........          Telecommunication Services   81,634,270            35,116,418
                                                                                                         ---------------
                                                                                                             61,851,720
                                                                                                         ---------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                   INDUSTRY              SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ISRAEL .3%
    *Check Point Software Technologies Ltd. ....                   Software               167,900        $    2,177,663
     Elbit Systems Ltd. ........................              Aerospace & Defense         134,824             2,151,507
                                                                                                         ---------------
                                                                                                              4,329,170
                                                                                                         ---------------
     LUXEMBOURG .6%
    *Tenaris SA ................................        Energy Equipment & Services       427,801               839,075
    *Tenaris SA, ADR ...........................        Energy Equipment & Services       415,747             7,990,657
                                                                                                         ---------------
                                                                                                              8,829,732
                                                                                                         ---------------
     MALAYSIA .8%
     Genting Bhd. ..............................        Hotels Restaurants & Leisure    1,461,800             5,154,768
     Petronas Dagangan Bhd. ....................                  Oil & Gas               982,000             1,343,790
     SIME Darby Bhd. ...........................          Industrial Conglomerates      4,105,000             5,358,105
                                                                                                         ---------------
                                                                                                             11,856,663
                                                                                                         ---------------
     MEXICO 5.3%
     Cemex SA ..................................            Construction Materials      2,834,226            12,169,512
     Fomento Economico Mexicano SA de CV Femsa .                   Beverages              281,020            10,234,748
    *Grupo Carso SA de CV ......................           Industrial Conglomerates     3,310,800             8,099,816
     Kimberly Clark de Mexico SA de CV, A ......              Household Products       13,097,950            30,041,170
     Telefonos de Mexico SA de CV                                Diversified
       (Telmex), L, ADR ........................          Telecommunication Services      494,470            15,813,151
                                                                                                         ---------------
                                                                                                             76,358,397
                                                                                                         ---------------
     PERU .1%
     Credicorp Ltd. ............................                     Banks                209,800             1,972,120
                                                                                                         ---------------
     PHILIPPINES 1.8%
     San Miguel Corp., B .......................                   Beverages           21,068,488            26,047,021
                                                                                                         ---------------
     POLAND 1.7%
     Polski Koncern Naftowy Orlen SA ...........                   Oil & Gas            5,209,290            24,045,698
                                                                                                         ---------------
     PORTUGAL
     BPI Socieda de Gestora de Participacoes Socias SA      Diversified Financials        339,000               775,524
                                                                                                         ---------------
     RUSSIA 3.4%
     GUM Trade House ...........................               Multiline Retail         1,340,300             2,479,555
     Lukoil Holdings, ADR ......................                   Oil & Gas              433,938            26,765,296
     Mosenergo, ADR ............................              Electric Utilities          884,890             2,698,914
     Sberbank RF ...............................                     Banks                 10,880             2,094,400
     Unified Energy Systems ....................              Electric Utilities      119,314,200            15,367,669
                                                                                                         ---------------
                                                                                                             49,405,834
                                                                                                         ---------------
     SINGAPORE 4.1%
     Cycle & Carriage Ltd. .....................                 Distributors           1,206,930             2,365,847
     DBS Group Holdings Ltd. ...................                     Banks                115,000               729,317
     Fraser & Neave Ltd. .......................                   Beverages            4,890,165            21,990,941
     Keppel Corp. Ltd. .........................            Diversified Financials      8,845,600            18,869,253

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                   INDUSTRY              SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SINGAPORE (CONT.)
     Singapore Airlines Ltd. ...................                   Airlines             1,753,500        $   10,311,733
                                                                 Diversified
     Singapore Telecommunications Ltd. .........          Telecommunication Services    6,013,000             4,298,714
                                                                                                         ---------------
                                                                                                             58,565,805
                                                                                                         ---------------
     SOUTH AFRICA 16.7%
     Alexander Forbes Ltd. .....................            Diversified Financials        393,073               639,050
     Anglo American PLC ........................                Metals & Mining         3,128,125            46,117,104
     Barloworld Ltd. ...........................           Industrial Conglomerates     4,324,714            30,644,206
     Bidvest Group Ltd. ........................           Industrial Conglomerates        42,200               221,316
    *Datatec Ltd. ..............................           IT Consulting & Services        76,204                59,947
     Firstrand Ltd. ............................                     Banks              2,286,200             1,961,008
     Imperial Holdings Ltd. ....................            Air Freight & Couriers      1,370,436             8,784,334
     Investec Group Ltd. .......................            Diversified Financials         95,150             1,253,068
     Investec PLC ..............................            Diversified Financials        120,025             1,580,936
                                                                   Wireless
    *Johnnic Holdings Ltd. .....................          Telecommunication Services      252,927             1,341,496
     Nampak Ltd. ...............................            Containers & Packaging      1,982,400             3,269,152
     Old Mutual PLC ............................                   Insurance           13,215,490            18,722,441
     Remgro Ltd. ...............................           Industrial Conglomerates     3,273,970            23,618,524
     Reunert Ltd. ..............................    Electronic Equipment & Instruments  1,543,700             3,553,182
     SABMiller PLC .............................                   Beverages            6,285,973            44,541,362
     Sanlam Ltd. ...............................                   Insurance           17,378,400            15,392,557
     Sasol Ltd. ................................                   Chemicals            1,693,488            20,723,296
     Shoprite Holdings Ltd. ....................             Food & Drug Retailing        865,500               716,165
     Standard Bank Group Ltd. ..................                     Banks              1,062,181             3,732,272
     Tiger Brands Ltd. .........................                 Food Products          1,155,431             9,614,565
     Tongaat-Hulett Group Ltd. .................                 Food Products            637,078             3,489,618
                                                                                                         ---------------
                                                                                                            239,975,599
                                                                                                         ---------------
     SOUTH KOREA 14.9%
    *Cho Hung Bank Co. Ltd. ....................                     Banks              1,215,780             4,202,772
     CJ Corp. ..................................                 Food Products            265,780            10,263,247
     Daelim Industrial Co. .....................        Construction & Engineering        680,230             8,172,739
     Dongkuk Steel Mill Co. Ltd. ...............                Metals & Mining           511,450             1,921,091
     Hanjin Heavy Industries Co. Ltd. ..........                   Machinery              518,540             1,224,158
     Hankook Tire Co. Ltd. .....................                Auto Components         2,219,540             4,126,374
     Hankuk Electric Glass Co. Ltd. ............     Electronic Equipment & Instruments    55,470             2,707,907
    *Hyundai Development Co. ...................          Construction & Engineering    1,012,300             5,974,537
     Hyundai Motor Co. Ltd. ....................                  Automobiles             872,920            20,423,701
     Kangwon Land Inc. .........................      Hotels Restaurants & Leisure        156,036            14,734,650
    *Kookmin Bank ..............................                     Banks                222,330             7,873,074
     Kookmin Credit Card Co. Ltd. ..............            Diversified Financials        206,091             5,021,736
     Korea Electric Power Corp. ................              Electric Utilities        1,782,116            27,421,793
     Korea Gas Corp. ...........................                 Gas Utilities            398,180             7,436,185
                                                                 Diversified
     KT Corp. ..................................          Telecommunication Services      248,729            10,632,402
     LG Card Co. Ltd. ..........................            Diversified Financials         60,680             1,739,488
     LG Chem Investment Ltd. ...................           Industrial Conglomerates     1,215,378             7,562,489
    *LG Chem Ltd. ..............................                   Chemicals               14,830               507,650

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                   INDUSTRY              SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SOUTH KOREA (CONT.)
     LG Household & Health Care Ltd. ...........              Household Products          252,070        $    7,991,090
    *LG Petrochemical Co. Ltd. .................                   Chemicals              328,440             3,766,101
     POSCO .....................................                Metals & Mining            54,160             5,388,373
     Samsung Electronics Co. Ltd. ..............     Semiconductor Equipment & Products    14,951             3,958,192
     Samsung Fine Chemicals ....................                   Chemicals              732,320             9,076,434
    *Samsung Heavy Industries Co. Ltd. .........                   Machinery            3,512,660            11,994,665
    *Samsung Securities Co. Ltd. ...............            Diversified Financials        143,040             3,455,247
     SK Corp. ..................................                   Oil & Gas            1,068,450            11,801,100
                                                                   Wireless
    *SK Telecom Co. Ltd. .......................         Telecommunication Services        75,600            14,596,686
                                                                                                         ---------------
                                                                                                            213,973,881
                                                                                                         ---------------
     TAIWAN 3.5%
     Advantech Co. Ltd. ........................            Computers & Peripherals     1,347,000             2,421,268
     Asustek Computer Inc. .....................            Computers & Peripherals     6,936,000            12,168,421
     Avision Inc. ..............................            Computers & Peripherals     3,023,875             1,739,359
    *Chinatrust Financial Holding Co. ..........                     Banks              1,937,000             1,576,563
                                                                  Diversified
     Chunghwa Telcom Co. Ltd. ..................          Telecommunication Services      698,000             1,033,851
     Delta Electronics Inc. ....................   Electronic Equipment & Instruments   3,201,200             3,737,956
     International Bank of Taipei ..............                     Banks                106,000                51,826
     Kinpo Electronics Inc. ....................              Office Electronics          734,000               377,872
    *Mega Financial Holdings Co. Ltd. ..........                     Banks              3,794,720             1,833,514
     Phoenixtec Power Co. Ltd. .................             Electrical Equipment       5,875,000             4,443,845
    *Sinopac Holdings ..........................                     Banks             21,398,237             8,954,396
     Sunplus Technology Co. Ltd. ...............    Semiconductor Equipment & Products  2,319,000             4,335,203
                                                                   Wireless
     Taiwan Cellular Corp. .....................          Telecommunication Services    3,326,410             2,774,400
     UNI-President Enterprises Corp. ...........                 Food Products         11,354,790             3,526,941
     Yuanta Core Pacific Securities Co. ........            Diversified Financials      2,042,000               980,771
                                                                                                         ---------------
                                                                                                             49,956,186
                                                                                                         ---------------
     THAILAND 3.3%
                                                                   Wireless
     Advanced Info Service Public Co. Ltd., fgn.          Telecommunication Services    1,760,100             1,459,944
     Electricity Generating Public Co. Ltd., fgn.             Electric Utilities        1,130,600               983,701
     Hana Microelectronics Co. Ltd., fgn. ......   Electronic Equipment & Instruments     907,600             1,389,828
     PTT Exploration & Production
     Public Co. Ltd., fgn. .....................                  Oil & Gas             5,494,100            18,101,211
                                                                   Wireless
    *Shin Corporation Public Co. Ltd., fgn. ....          Telecommunication Services   37,474,600             8,868,699
     Siam Cement Public Co. Ltd., fgn. .........            Construction Materials        531,776            15,422,738
     Thai Union Frozen Products Ltd., fgn. .....                 Food Products          1,129,000               445,313
                                                                 Diversified
    *Total Access Communication Public Co. Ltd.           Telecommunication Services      880,600               488,733
                                                                                                         ---------------
                                                                                                             47,160,167
                                                                                                         ---------------
     TURKEY 5.2%
    *Akbank ....................................                     Banks         10,462,916,529            34,666,258
    *Arcelik AS, Br. ...........................              Household Durables    1,469,606,000            11,508,970
    *KOC Holding AS ............................            Diversified Financials  1,182,788,644            12,291,031
     Migros Turk T.A.S. ........................             Food & Drug Retailing    163,394,000             1,427,237
     Tupras-Turkiye Petrol Rafineleri AS .......                   Oil & Gas        3,292,791,240            15,472,167
                                                                                                         ---------------
                                                                                                             75,365,663
                                                                                                         ---------------
     TOTAL COMMON STOCKS (COST $1,359,158,973) .                                                         $1,339,147,836
                                                                                                         ---------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                   INDUSTRY              SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------
     DIRECT EQUITY INVESTMENTS .5%
*+(R)Indotel Ltd. ..............................               Leisure Equipment          900,000        $    3,114,000
*+(R)Mayfair Hanoi, Ltd., 30% equity interest owned through       Real Estate
        HEA Holdings Ltd., a wholly owned investment                                                          3,839,976
                                                                                                         ---------------
     TOTAL DIRECT EQUITY INVESTMENTS (COST $13,602,155)                                                       6,953,976
                                                                                                         ---------------
     PREFERRED STOCKS 4.3%
     Banco Bradesco SA, ADR, pfd. ..............                     Banks              1,207,712            17,994,909
     Cia de Bebidas das Americas (AmBev),
      ADR, pfd.                                                    Beverages               65,950             1,026,182
     Cia Vale do Rio Doce, A, ADR, pfd. ........                Metals & Mining           404,040            11,111,100
     Companhia Paranaense de Energia-Copel,
      ADR, pfd.                                               Electric Utilities        1,258,139             3,535,370
    +Duratex SA, pfd. ..........................               Building Products      402,086,824             5,906,362
     Petroleo Brasileiro SA, ADR, pfd. .........                   Oil & Gas            1,404,705            18,823,047
    *Siam Commercial Bank, 5.25%, cvt.,
      fgn., pfd.                                                     Banks              5,100,400             3,343,070
                                                                                                         ---------------
     TOTAL PREFERRED STOCKS (COST $92,085,841) .                                                             61,740,040
                                                                                                         ---------------

                                                                                       PRINCIPAL
                                                                                        AMOUNT
                                                                                    -------------

     SHORT TERM INVESTMENTS (COST $33,547,446) 2.3%
     U.S. Treasury Bills, 1.143% to 1.209%, with
         maturities to 3/27/03 .................                                    $  33,622,000            33,552,749
                                                                                                         ---------------
     TOTAL INVESTMENTS (COST $1,498,394,415) 100.1%                                                       1,441,394,601
     OTHER ASSETS, LESS LIABILITIES (0.1)% .....                                                            (2,028,452)
                                                                                                         ---------------
     TOTAL NET ASSETS 100.0%                                                                             $1,439,366,149
                                                                                                         ===============


     *Non-income producing.
     +See note 6 regarding holdings of 5% voting securities.
     (R) See Note 7 regarding restricted securities.


                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


Assets:
 Investments in Securities, at value:
  Cost - Unaffiliated issuers ..............................  $ 1,469,498,023
  Cost - Non-controlled affiliated issuers .................       28,896,392
                                                              ----------------
  Value - Unaffiliated issuers .............................    1,428,534,263
  Value - Non-controlled affiliated issuers ................       12,860,338
 Foreign currency, at value (cost $943,275 ) ...............          939,701
 Receivables:
  Investment securities sold ...............................        7,266,184
  Capital shares sold ......................................        3,824,189
  Dividends and interest ...................................        1,963,847
                                                              ----------------
      Total assets .........................................    1,455,388,522
                                                              ----------------
Liabilities:
 Payables:
  Investment securities purchased ..........................        3,985,702
  Funds advanced by custodian ..............................          299,280
  Capital shares redeemed ..................................        7,784,473
  Affiliates ...............................................        3,296,225
 Accrued expenses ..........................................          656,693
                                                              ----------------
      Total liabilities ....................................       16,022,373
                                                              ----------------
Net assets, at value .......................................  $ 1,439,366,149
                                                              ================
Net assets consist of:
 Undistributed net investment income .......................  $     5,559,706
 Net unrealized depreciation ...............................      (56,987,263)
 Accumulated net realized loss .............................   (1,107,270,656)
 Capital shares ............................................    2,598,064,362
                                                              ----------------
Net assets, at value .......................................  $ 1,439,366,149
                                                              ================

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2002


CLASS A:
 Net asset value per share ($1,168,340,420 / 116,888,930
 shares outstanding) ......................................           $10.00
                                                             ================
 Maximum offering price per share ($10.00 / 94.25%) .......           $10.61
                                                             ================
CLASS B:
 Net asset value and maximum offering price per share
 ($12,377,032 / 1,260,499 shares outstanding)* ............            $9.82
                                                             ================
CLASS C:
 Net asset value per share ($127,808,071 / 13,061,522
 shares outstanding)* .....................................            $9.79
                                                             ================
 Maximum offering price per share ($9.79 / 99.00%) ........            $9.89
                                                             ================
CLASS R:
 Net asset value and maximum offering price per share
 ($381,338 / 38,192 shares outstanding)* ..................            $9.98
                                                             ================
ADVISOR CLASS:
 Net asset value and maximum offering price per share
 ($130,459,288 / 13,031,767 shares outstanding) ...........           $10.01
                                                             ================


*Redemption price per share is equal to net asset value less any applicable sales charge.


                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

Investment Income:
 (net of foreign taxes of $4,924,284)
 Dividend Income:
  Unaffiliated issuers .........................................................   $ 47,506,401
  Non-controlled affiliated issuers (Note 6) ...................................        387,573
 Interest Income ...............................................................        671,131
                                                                                   -------------
      Total Investment Income ..................................................     48,565,105
Expenses:
 Management fees (Note 3) ......................................................     18,968,203
 Administrative fees (Note 3) ..................................................      1,713,095
 Distribution fees (Note 3)
  Class A ......................................................................      4,426,604
  Class B ......................................................................        123,386
  Class C ......................................................................      1,387,543
  Class R ......................................................................            697
 Transfer agent fees (Note 3) ..................................................      5,387,600
 Custodian fees ................................................................      1,749,967
 Reports to shareholders .......................................................        255,600
 Registration and filing fees ..................................................        102,600
 Professional fees .............................................................        312,843
 Trustees' fees and expenses ...................................................        187,000
 Other .........................................................................         24,400
                                                                                   -------------
      Total expenses ...........................................................     34,639,538
                                                                                   -------------
           Net investment income ...............................................     13,925,567
                                                                                   -------------
Realized and unrealized losses:
 Net realized loss from:
  Investments:
   Unaffiliated issuers ........................................................    (50,458,823)
   Non-controlled affiliated issuers (Note 6) ..................................     (3,274,257)
  Foreign currency transactions ................................................     (2,883,819)
                                                                                   -------------
      Net realized loss ........................................................    (56,616,899)
Net unrealized appreciation on:
  Investments ..................................................................     72,915,070
  Translation of assets and liabilities denominated in foreign currencies ......        166,581
                                                                                   -------------
      Net unrealized appreciation ..............................................     73,081,651
                                                                                   -------------
Net realized and unrealized gain ...............................................     16,464,752
                                                                                   -------------
Net increase in net assets resulting from operations ...........................   $ 30,390,319
                                                                                   =============

                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                    2002              2001
                                                             ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................  $   13,925,567       $   16,750,769
  Net realized loss from investments and foreign
   currency transactions ..................................     (56,616,899)        (309,190,764)
  Net unrealized appreciation on investments
    and translation of assets and
    liabilities denominated in foreign currencies .........      73,081,651          195,730,293
                                                             ------------------------------------
      Net increase (decrease) in net assets resulting
        from operations ...................................      30,390,319          (96,709,702)

 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (6,153,882)         (13,254,804)
   Class B ................................................         (57,154)             (11,382)
   Class C ................................................        (695,572)             (20,442)
   Class R ................................................            (139)                  --
   Advisor Class ..........................................        (428,724)          (1,225,539)
                                                             ------------------------------------
 Total distributions to shareholders ......................      (7,335,471)         (14,512,167)
 Capital share transactions (Note 2):
   Class A ................................................     (70,681,837)        (194,562,296)
   Class B ................................................       1,457,801              409,057
   Class C ................................................     (12,234,931)         (37,936,059)
   Class R ................................................         382,592                   --
   Advisor Class ..........................................      44,386,597          (27,198,412)
                                                             ------------------------------------
 Total capital share transactions .........................     (36,689,778)        (259,287,710)
 Redemption fees (Note 1g) ................................         543,597                   --
   Net decrease in net assets .............................     (13,091,333)        (370,509,579)

Net assets:
 Beginning of year ........................................   1,452,457,482        1,822,967,061
                                                             ------------------------------------
 End of year ..............................................  $1,439,366,149       $1,452,457,482
                                                             ====================================
Undistributed net investment income included in net assets:
 End of year ..............................................  $    5,559,706       $    2,849,335
                                                             ====================================


                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Effective June 14, 2002, the Fund was reorganized from a Maryland corporation into a Delaware Statutory Trust. The reorganization had no effect on shares of the Fund or its investment portfolio. The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its total assets in equity securities of developing or emerging market issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as paid in capital.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------------------------
                                                             2002                            2001
                                           -------------------------------------------------------------------------
                                                SHARES            AMOUNT           SHARES              AMOUNT
                                           -------------------------------------------------------------------------
CLASS A SHARES:
Shares sold ............................    110,418,030     $ 1,131,296,741        108,715,591      $ 1,121,758,119
Shares issued on reinvestment
 of distributions ......................        496,413           5,391,055          1,135,129           11,593,524
Shares redeemed ........................   (117,624,119)     (1,207,369,633)      (128,689,232)      (1,327,913,939)
                                           -------------------------------------------------------------------------
Net decrease ...........................     (6,709,676)    $   (70,681,837)       (18,838,512)     $  (194,562,296)
                                           =========================================================================

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                     YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                            2002                                 2001
                                             -----------------------------------------------------------------------
                                                SHARES            AMOUNT               SHARES             AMOUNT
                                             -----------------------------------------------------------------------
CLASS B SHARES:
Shares sold ..............................      410,579       $   4,296,010            277,364         $  2,883,231
Shares issued on reinvestment
 of distributions ........................        4,831              51,797              1,046               10,277
Shares redeemed ..........................     (283,974)         (2,890,006)          (251,473)          (2,484,451)
                                             -----------------------------------------------------------------------
Net increase .............................      131,436       $   1,457,801             26,937         $    409,057
                                             =======================================================================

                                                                  YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                            2002                               2001
                                             -----------------------------------------------------------------------
                                                SHARES            AMOUNT               SHARES             AMOUNT
                                             -----------------------------------------------------------------------
CLASS C SHARES:
Shares sold ..............................    2,088,862       $  21,771,709          2,360,267         $ 23,841,297
Shares issued on reinvestment
 of distributions ........................       56,598             605,039              1,815               17,779
Shares redeemed ..........................   (3,374,907)        (34,611,679)        (6,193,691)         (61,795,135)
                                             -----------------------------------------------------------------------
Net decrease .............................   (1,229,447)      $ (12,234,931)        (3,831,609)        $(37,936,059)
                                             =======================================================================

                                                      PERIOD ENDED
                                                   DECEMBER 31, 2002*
                                             -------------------------------
                                                SHARES           AMOUNT
                                             -------------------------------
CLASS R SHARES:
Shares sold ..............................       42,052       $     422,261
Shares issued on reinvestment
 of distributions ........................            6                  61
Shares redeemed ..........................       (3,866)            (39,730)
                                             -------------------------------
Net increase .............................       38,192       $     382,592
                                             ===============================

                                                                  YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                            2002                               2001
                                             -----------------------------------------------------------------------
                                                SHARES            AMOUNT               SHARES             AMOUNT
                                             -----------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ..............................    6,289,373       $  64,806,049          3,706,269         $ 37,730,040
Shares issued on reinvestment
 of distributions ........................       35,109             379,871            115,643            1,168,063
Shares issued on merger (Note 8) .........    8,715,110          80,698,235                 --                   --
Shares redeemed ..........................  (10,271,280)       (101,497,558)        (6,472,419)         (66,096,515)
                                            ------------------------------------------------------------------------
Net increase (decrease) ..................    4,768,312       $  44,386,597         (2,650,507)        $(27,198,412)
                                            ========================================================================

*Effective date of Class R shares was January 2, 2002.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (CONTINUED)


 3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -----------------------------------------------------------------------
        0.150%             First $200 million
        0.135%             Over $200 million, up to and including $700 million
        0.100%             Over $700 million, up to and including $1.2 billion
        0.075%             Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At December 31, 2002, Distributors advised the Fund that unreimbursed costs were $1,165,473. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $352,789 and $71,286, respectively.


4. INCOME TAXES

At December 31, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments .....................  $1,518,490,881
                                                            ===============
                 Unrealized appreciation .................     144,308,488
                 Unrealized depreciation .................    (221,404,768)
                                                            ---------------
                 Net unrealized appreciation .............  $   77,096,280
                                                            ===============

                 Distributable earnings - ordinary income   $   14,742,972
                                                            ===============

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                               2002             2001
                                                           -----------------------------
       Distributions paid from ordinary income ........... $7,335,471        $14,512,167

Net investment income and net realized losses differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, defaulted securities, merger expenses and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

At December 31, 2002, the Fund had tax basis capital losses including $23,924,253 from the merged Templeton Vietnam and Southeast Asia and Templeton Emerging Markets Appreciation Funds which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 ..........................  $   47,713,809
                  2007 ..........................     548,121,432
                  2008 ..........................      36,476,765
                  2009 ..........................     313,161,808
                  2010 ..........................     141,181,639
                                                   --------------
                                                   $1,086,655,453
                                                   ==============

At December 31, 2002, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2002 of $9,006,899 and $503,575, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $724,346,282 and $809,772,870, respectively.


6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2002 were as shown below.

                           NUMBER OF                           NUMBER OF                                      REALIZED
                          SHARES HELD    GROSS      GROSS     SHARES HELD     VALUE        INVESTMENT INCOME   CAPITAL
NAME OF ISSUER           DEC. 31, 2001 ADDITIONS  REDUCTIONS   12/31/02  DECEMBER 31, 2002  1/1/02-12/31/02     LOSS
-----------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Duratex SA, pfd.           494,236,824        --  92,150,000  402,086,824    $ 5,906,362       $387,573    $(3,274,257)
Indotel Ltd.                       --    900,000          --      900,000      3,114,000             --             --
Mayfair Hanoi Ltd.,
 30% equity interest
 owned through HEA
 Holdings Ltd.                     --                     --           --      3,839,976             --             --
                                                                             ==========================================
TOTAL NON CONTROLLED AFFILIATES                                              $12,860,338      $387,573     $(3,274,257)
                                                                             ==========================================

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (CONTINUED)


7. RESTRICTED SECURITIES

At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2002, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Board of Trustees, as follows:

  NUMBER OF                                                        ACQUISITION
   SHARES                                    ISSUER                    DATE          COST          VALUE
---------------------------------------------------------------------------------------------------------
  900,000     Indotel Ltd.* .....................................   11/22/96  $  9,154,569     $3,114,000
              Mayfair Hanoi, Ltd., 30% equity interest owned
               through HEA Holdings Ltd.* .......................   10/31/96     4,447,586      3,839,976
                                                                                               ==========
TOTAL RESTRICTED SECURITIES (.5% OF NET ASSETS) .................                              $6,953,976
                                                                                               ==========

*Securities acquired upon merger. See note 8.


8. MERGERS

On September 26, 2002, the Fund acquired the net assets of each Templeton Vietnam and Southeast Asia Fund, Inc. ("TVSAF") and Templeton Emerging Markets Appreciation Fund, Inc. ("TEMAF") pursuant to plans of reorganization approved by the shareholders of each of TVSAF, TEMAF and the Fund. The merger with TVSAF was accomplished by a tax-free exchange of 4,186,491 Advisor Class shares of the Fund (valued at $9.26 per share) for $38,750,302 in net assets of TVSAF, including $6,602,254 of unrealized depreciation. The merger with TEMAF was accomplished by a tax-free exchange of 4,528,619 Advisor Class shares of the Fund (valued at $9.26 per share) for $41,947,933 in net assets of TEMAF, including $3,662,951 of unrealized depreciation. The combined net assets of the Fund immediately after the mergers were $1,324,585,699.


9. OTHER CONSIDERATIONS

Certain members of the Fund's Portfolio Management team may serve as a member on the board of directors of certain companies in which the Fund invests and may represent the Fund in certain corporate negotiations. Currently, these members serve in one or more of these capacities for HEA Holdings Ltd., (which owns a 30% equity interest in Mayfair Hanoi, Ltd.), Indotel Ltd., Lukoil, Holdings, GUM Trade House and Mayfair Hanoi Ltd. As a result of this involvement, the Portfolio Manager could receive certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

TEMPLETON DEVELOPING MARKETS TRUST
INDEPENDENT AUDITORS' REPORT
To the Board of Trustees and Shareholders of Templeton Developing Markets Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Trust (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2003

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT TRUSTEES                                               NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                  LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION     TIME SERVED   BY BOARD MEMBER     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)                Trustee      Since 1992         133            Director, Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (58)               Trustee      Since 1991          17            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo Power Company
Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); and director of various other business and nonprofit organizations.
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)             Trustee      Since 1992         134            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)            Trustee      Since 1993          27            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-residence, Eckerd College (1991-2002); Chairman and Director,
Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the Board and Chief
Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                  LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION     TIME SERVED   BY BOARD MEMBER     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (50)                Trustee      Since 1996          82            Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                              and refining of oil and gas); Hercules
Suite 2100                                                                          Incorporated (chemicals, fibers and resins);
Fort Lauderdale, FL 33394-3091                                                      Beverly Enterprises, Inc. (health care); H.J.
                                                                                    Heinz Company (processed foods and allied
                                                                                    products); RTI International Metals, Inc.
                                                                                    (manufacture and distribution of titanium); and
                                                                                    Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (73)                Trustee      Since 1995          21            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)               Trustee      Since 1993         133            Director, White Mountains Insurance Group, Ltd.
500 East Broward Blvd.                                                              (holding company); Martek Biosciences
Suite 2100                                                                          Corporation; MedImmune, Inc. (biotechnology);
Fort Lauderdale, FL 33394-3091                                                      Overstock.com (Internet services); and Spacehab,
                                                                                    Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of
Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (73)                Trustee      Since 1992          27            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------

CONSTANTINE D.                       Trustee      Since 1991          17            None
TSERETOPOULOS (48)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS                              NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                  LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION     TIME SERVED   BY BOARD MEMBER     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)             Trustee      Since 1993          21            Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                              and refining of oil and gas); C2, Inc.
Suite 2100                                                                          (operating and investment business); and H.J.
Fort Lauderdale, FL 33394-3091                                                      Heinz Company (processed foods and allied
                                                                                    products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC
and Darby Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin
Templeton Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)            Trustee and  Since 1995         133            None
One Franklin Parkway                 Chairman of
San Mateo, CA 94403-1906             the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)                 Vice         Since 1996   Not Applicable       None
One Franklin Parkway                 President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JEFFREY A. EVERETT (38)              Vice         Since 2001   Not Applicable       None
PO Box N-7759                        President
Lyford Cay,
Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)              Vice         Since 1991   Not Applicable       None
One Franklin Parkway                 President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin
Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services,
LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                  LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION       TIME SERVED   BY BOARD MEMBER     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)              Senior Vice    Since 2002   Not Applicable       None
500 East Broward Blvd.             President and
Suite 2100                         Chief Executive
Fort Lauderdale, FL 33394-3091     Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)                 Vice           Since 2000   Not Applicable       None
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director,
Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)              Vice           Vice         Not Applicable       None
One Franklin Parkway               President      President
San Mateo, CA 94403-1906           and Secretary  since 2000
                                                  and Secretary
                                                  since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

RUPERT H. JOHNSON, JR. (62)        Vice           Since 1996   Not Applicable       None
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                  LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION       TIME SERVED   BY BOARD MEMBER     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (62)                   Vice           Since 1994   Not Applicable       None
500 East Broward Blvd.             President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 20 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)             Vice           Since May    Not Applicable       Director, FTI Banque, Arch Chemicals, Inc. and
600 5th Avenue                     President -    2002                              Lingnan Foundation.
Rockefeller Center                 AML Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MARK MOBIUS (66)                   President and  Since 1991   Not Applicable       None
Two Exchange Square,               Chief Executive
39th Floor, Suite 3905-08          Officer -
Hong Kong                          Investment
                                   Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; officer of six of the investment companies in Franklin Templeton
Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (41)            Treasurer and  Treasurer    Not Applicable       None
500 East Broward Blvd.             Chief          since 2000
Suite 2100                         Financial      and Chief
Fort Lauderdale, FL 33394-3091     Officer        Financial
                                                  Officer
                                                  since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                  LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION       TIME SERVED   BY BOARD MEMBER     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)             Vice           Since 2000   Not Applicable       None
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S.registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson is considered an interested person of the Trust under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor, and his position with the Trust. Nicholas F. Brady is considered an interested person of the Trust under the federal securities laws due to his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                       This page intentionally left blank

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.
FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



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ANNUAL REPORT
TEMPLETON DEVELOPING MARKETS TRUST

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Developing Markets Trust prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



711 A2002 02/03      [RECYCLE LOGO] Printed on recycled paper